Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350, I, Kristin C. Peck, Chief Executive Officer, hereby certify that, to the best of my knowledge, the Annual Report on Form 10-K of Zoetis Inc. for the period ended December 31, 2021 (the "Report") (1) fully complies with Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Zoetis Inc.

February 15, 2022	By:	/s/ KRISTIN C. PECK
Kristin C. Peck
Chief Executive Officer